Exhibit No. 10.2
Ozolutions Inc.
Form 10-KSB

AGREEMENT OF EXCLUSIVE MARKETING AND SALES RIGHTS

This agreement of exclusive marketing and sales rights is made effective this 15th day of January, 2002, between Claudio Sgarbi for Elce International Inc., hereinafter referred to as: "Patented Rights Owner" and Max Weissengruber for Ozolutions Inc. hereinafter referred to as: "Distributor." Under the terms described herein.

FIRST. The "Patented Rights Owner" hereby gives exclusive Canadian marketing and sales rights to "Distributor," of his water activator products for one year and an automatically renewal for three years if the terms outlined herein are fulfilled.

SECOND. The "Distributor" will purchase in the first year a minimum of seventy-fie units every three months, which will be made with an irrevocable transferable and confirmed Letter of Credit. During the following years the purchases must increase thirty percent each year.

THIRD. The "Distributor" agrees to hire a technician from outside Canada, appointed by the "Patented Rights Owner," who will be in charge of training Ozolution's personnel for the term of one year. The "Distributor" will provide air fare to Canada, dwelling, food and monthly salary of two thousand U.S. dollars to the technician.

FOURTH. The "Distributor" will have a forty percent discount off the valid price list during the first year of this agreement. (Pricelist adjoined)

FIFTH. Both parties have agreed to pay five percent of sales for charity purposes within the territory of Canada.

SIXTH. The "Distributor" will cession to the "Patented Rights Owner" twenty five thousand restricted common shares, free of charge, for granting the concession of the exclusive rights of the distribution and sales for the Canadian market; or to Mr. Claudio Sgarbi in his personal representation; Mr. Sgarbi will decide to whom will be the cession. The tradition of the share should be done within the following ninety days.

SEVENTH. Due to the diverse application of Elce equipment, the "Distributor" is obliged to meet the requirement of having a group of professionals related to the different fields to which this equipment can be applied, professionals such as: Civil Engineer, Chemical Engineer, Agronomist Engineer, Biologist, etc.

EIGHTH. The "Patented Rights Owner" will have forty-five days to deliver the product from the date the Letter of Credit is received; also will endeavor to have the product delivered on or before the expiration date of delivery. Nevertheless, the failure to do so will not be deemed a default by the "Patented Rights Owner" of the terms of this agreement and shall not be held liable to the "Distributor" or any third parties on account of the late delivery.

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NINTH. The "Patented  Rights Owner" will  participate,  prior approval,  in some advertisement and exhibitions to promote Elce devices in Canada.

TENTH. Both parties agree to provide each other, free of charge, special reports regarding new applications of Elce equipment around the world.

ELEVENTH. The "Distributor" will deliver a monthly report to the "Patented Rights Owner" on all marketing and sales projection.

TWELFTH. The "Distributor is obligated to sell all the equipment purchased under this agreement within the territory of Canada.

THIRTEENTH. The "Distributor" agrees not to sell physical water treatment devices that could be in conflict with Elce's technology.

FOURTEENTH. The "Distributor" shall not assign or transfer any interest in this agreement without the prior written consent of the "Patented Rights Owner."

FIFTEENTH.   This  agreement  shall  govern  by  the  laws  of  the  country  of
Switzerland.

SIXTEENTH. This document is not valid unless it is signed by the designed representatives of both parties.

SEVENTEENTH. The breach of any part of this agreement will entitle the parties to terminate it.

ENTIRE AGREEMENT: The terms and conditions set forth on the face of this document plus those contained above represent the full and complete agreement of the parties. Any modification thereto must be in writing and signed by both parties. This agreement supersedes all previous discussion or agreements.

PATENTED RIGHTS OWNER                          DISTRIBUTOR
ELCE INTERNATIONAL INC.                        OZOLUTIONS INC.
CLAUDIO SGARBI                                 MAX WEISSENGRUBER


SIGNATURE     /s/                              SIGNATURE    /s/
DATE:  20.2.02                                 DATE:  February 11/02

Signature of Claudio Sgarbi authenticated      Signature of Max Weissengruber
by: Attorney at Law and Public Notary          authenticated by: Attorney at Law
Leslie Wilson S.                               and Public Notary
                                               Brian J.E. Brock, Q.C. LLB.

/s/                                       /s/
                        [stamp]

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